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                                                                    Exhibit 10.7

                     SUPPLEMENT NO. 1 TO DOMESTIC GUARANTEE
                            AND COLLATERAL AGREEMENT


               SUPPLEMENT NO. 1 dated as of December 22, 2005 (this "Supplement"), to the Domestic Guarantee and Collateral Agreement dated as of October 29, 2004 (the "Domestic Guarantee and Collateral Agreement"), among D-R INTERHOLDING, LLC, a Delaware limited liability company ("Holdings"), DRESSER-RAND GROUP INC., a Delaware corporation ("Acquisition Corp." or the "Domestic Borrower"), each Domestic Subsidiary Loan Party identified therein (each, a "Domestic Subsidiary Loan Party") and CITICORP NORTH AMERICA, INC. ("CNAI"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties.

               A. Reference is made to the Credit Agreement dated as of October 29, 2004 (as amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Domestic Borrower, the Foreign Borrowers party thereto from time to time, the lenders party thereto from time to time (the "Lenders"), CNAI as Administrative Agent and as Collateral Agent for the Lenders, MORGAN STANLEY SENIOR FUNDING, INC. ("MS") and UBS SECURITIES LLC ("UBS"), as Co-Syndication Agents, CITIGROUP GLOBAL MARKETS INC., MS and UBS, as Joint Lead Arrangers and Joint Book Managers and NATEXIS BANQUES POPULAIRES and BEAR STEARNS CORPORATE LENDING INC, as Co-Documentation Agents.

               B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Domestic Guarantee and Collateral Agreement.

               C. The Guarantors have entered into the Domestic Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and each Issuing Bank to issue Letters of Credit. Section 7.15 of the Domestic Guarantee and Collateral Agreement provides that additional Subsidiaries may become Domestic Subsidiary Loan Parties under the Domestic Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Domestic Subsidiary Loan Party under the Domestic Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and each Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

               Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

               SECTION 1. In accordance with Section 7.15 of the Domestic Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Domestic Subsidiary Loan Party and a Guarantor under the Domestic Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Domestic Subsidiary Loan Party and a Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Domestic Guarantee and Collateral Agreement applicable to it as a Domestic Subsidiary Loan Party and Guarantor thereunder and (b) represents and warrants that the representations and


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warranties made by it as a Guarantor thereunder (as supplemented by the attached supplemental Schedules to the Perfection Certificate) are true and correct, in all material respects, on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Guaranteed Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Domestic Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a "Domestic Subsidiary Loan Party" or a
"Guarantor" in the Domestic Guarantee and Collateral Agreement shall be deemed to include the New Subsidiary. The Domestic Guarantee and Collateral Agreement is hereby incorporated herein by reference.

               SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors' rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

               SECTION 3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Collateral Agent has executed a counterpart hereof.

               SECTION 4. The New Subsidiary has attached hereto supplemental Schedules 1(a) through 17 to the Perfection Certificate in substantially the same form as the equivalent Schedules to the Perfection Certificate, and the New Subsidiary hereby represents and warrants that the attached Schedules are complete and correct with respect to the New Subsidiary.

               SECTION 5. Except as expressly supplemented hereby, the Domestic Guarantee and Collateral Agreement shall remain in full force and effect.

               SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Domestic Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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               SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Domestic Guarantee and Collateral Agreement.

               SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.



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               IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent
have duly executed this Supplement to the Domestic Guarantee and Collateral Agreement as of the day and year first above written.

                                    D-R STEAM LLC

                                    By: /s/ Randy D. Rinicella
                                        ---------------------------------------
                                        Name:  Randy D. Rinicella
                                        Title:  Secretary




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                                     CITICORP NORTH AMERICA, INC., as
                                         Collateral Agent


                                     By: /s/ William G. Martens III
                                         --------------------------------------
                                         Name:  William G. Martens III
                                         Title:  Vice President